UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2016

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5757 North Green Bay Avenue Milwaukee, Wisconsin	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

Effective as of 12:01 a.m. Eastern Time on October 31, 2016, Johnson Controls International plc (“Johnson Controls”), the indirect parent company of Johnson Controls, Inc. (the “Company”) completed the separation and distribution of Johnson Controls’ automotive seating and interiors business (the “Adient Business”) from the rest of Johnson Controls (the “separation”), by means of a dividend in specie of the Adient Business, which the board of directors of Johnson Controls previously declared on September 8, 2016.  The dividend in specie was effected through the transfer of the Adient Business from Johnson Controls to Adient plc (“Adient”) and the issuance of ordinary shares of Adient to holders of Johnson Controls’ ordinary shares on a pro rata basis (the “distribution”).  In connection with the separation and distribution, the Company transferred the Adient Business to another wholly owned subsidiary of Johnson Controls for assets of equivalent value.

In the distribution, each Johnson Controls shareholder received one ordinary share of Adient for every ten ordinary shares of Johnson Controls held at the close of business on October 19, 2016, the record date for the distribution, and cash in lieu of fractional shares (if any) of Adient.  Adient issued a total of approximately 93.7 million ordinary shares in the distribution.  As a result of the distribution, Adient is now an independent public company and its ordinary shares are listed on the New York Stock Exchange under the symbol “ADNT.”

Item 9.01.  Financial Statements and Exhibits.

The unaudited pro forma consolidated financial information of Johnson Controls as of June 30, 2016 and for the nine months ended June 30, 2016 and for each of the years ended September 30, 2015, 2014 and 2013, which reflect adjustments to the Company historical financial results related to the separation and distribution, and the related notes thereto, have been derived from the Company’s historical consolidated financial statements and are attached hereto as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Unaudited pro forma consolidated financial information of Johnson Controls International plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

Date: October 31, 2016	By:	/s/ Brian J. Stief
	Name:	Brian J. Stief
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma consolidated financial information of Johnson Controls International plc